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                                                                      EXHIBIT 1



                         AGREEMENT OF REPORTING PERSONS

         The undersigned agree that this Amendment No. 15 to the Schedule 13D dated June 4, 1998, is being filed with the Securities and Exchange Commission on behalf of each of Mahendra Sheth, Shashikant Sheth, Kirit Sheth, Jamnadas Sheth, Starion International, Ltd., Transvit Manufacturing Corp., Virendra Sheth, and Jayesh Sheth.


                                             /s/ Jamnadas Sheth
                                             -----------------------------------
                                             Jamnadas Sheth, Individually


                                             /s/ Shashikant Sheth
                                             -----------------------------------
                                             Shashikant Sheth, Individually


                                             /s/ Mahendra Sheth
                                             -----------------------------------
                                             Mahendra Sheth, Individually


                                             /s/ Kirit Sheth
                                             -----------------------------------
                                             Kirit Sheth, Individually


                                             /s/ Virendra Sheth
                                             -----------------------------------
                                             Virendra Sheth, Individually


                                             /s/ Jayesh Sheth
                                             -----------------------------------
                                             Jayesh Sheth, Individually


Starion International Ltd.                   Transvit Manufacturing Corporation


By: /s/ Shashikant Sheth                     By: /s/ Mahendra Sheth
    -------------------------------              -------------------------------
Name:   Shashikant Sheth                     Name:   Mahendra Sheth
Title:  Director                             Title:  President


Dated:   June 4, 1998